EXHIBIT 10.18

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Turbodyne Technologies, Inc.

By:	/s/ Debi Kokinos
Name:	Debi Kokinos
Title:	CFO

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FORM OF CONVERTIBLE NOTE

(1) THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TURBODYNE TECHNOLOGIES, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE NOTE

FOR VALUE RECEIVED, Turbodyne Technologies Inc., (the "Company" or "Borrower") for value received, hereby promises to pay to the order of Aspatuck Holdings Ltd. ("Holder") whose address is 127 East Neck Road Huntington, NY 11743, Attn. Jason Meyers, the principal sum of Six Hundred Fifty Two Thousand Two Hundred Twenty Six Dollars and Eighty Seven Cents ($652,226.87) on December 31, 2014 or such earlier date as provided herein (the "Maturity Date") with interest thereon from the date of issuance at the rate of five (5 %) percent per annum. Interest shall be payable in arrears upon the then outstanding principal amount on the Maturity Date. This five (5 %) percent Convertible Note (the "Note") is in substitution of consulting fees ("Fees") owed by the Company to the Holder as of December 31, 2011. All references in this Note to dollar amounts shall be to United States dollars.

At the present time the Company is not able to permit conversion of the Notes as it does not have sufficient authorized shares available until amendment of its articles of incorporation to affect a reverse split of its common stock.

The following terms shall apply to this Note:

ARTICLE 1 INTEREST & MATURITY

1.1 Maturity/prepayment. The principal and Interest shall be payable on December 31, 2014 (the "Maturity Date"). The Company may prepay the principal of the Note upon thirty days' notice commencing 90 days after the date that the Company completes its amendment of its articles of incorporation to affect a reverse split of its common stock but not prior to the repayment of any other notes of the Company held by subscribers to an offering of such other notes..

1.2 Interest. Interest will accrue on the principal amount of the Notes at the rate of five percent (5%) per annum, based on a 360-day year until the Maturity Date or conversion when it will be payable in kind at the conversion price set forth below.

ARTICLE II CONVERSION

2.1 Optional Conversion. Subject to the terms of this Article II, the Holder shall have the right, but not the obligation, at any time during the Conversion Period or until the earlier of any prepayment or thereafter during an Event of Default, to convert all or any portion of the outstanding Principal Amount due and accrued interest payable into fully paid and nonassessable shares of the Common Stock at the Conversion Price subject to a minimum conversion amount of $10,000, or if less, the remaining amount of principal and accrued interest. The shares of Common Stock to be issued upon such conversion are herein referred to as the "Conversion Shares." The "Conversion Price" shall mean $0.001 (pre-split) subject to adjustment. As used herein "Conversion Period" shall refer to the period commencing upon the amendment of the Company's articles of incorporation to affect a reverse split of its common stock and up to the payment of the Note.

2.2 Mechanics of Holder's Conversion. In the event that Holder elects to convert this Note into Common Stock, Holder shall give notice of such election by delivering an executed and completed notice of conversion in the form attached as Exhibit A ("Notice of Conversion") to Borrower. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, Borrower shall make the appropriate reduction to the Principal Amount, accrued interest, and fees as entered in its records and shall provide written notice thereof to Holder. Each date on which a Notice of Conversion is delivered or telecopied to Borrower in accordance with the provisions hereof, shall be deemed a Conversion Date (the "Conversion Date"). Pursuant to the terms of the Notice of Conversion, Borrower will transmit the certificates representing the Conversion Shares to the Holder by physical delivery within ten (10) business days after receipt by Borrower of the Notice of Conversion (the "Delivery Date"). The Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by Borrower of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such Common Stock, unless the Holder provides Borrower written instructions to the contrary.

2.3 Remedies on Conversion Failure/ Late Payments. If the Borrower fails to transmit to the Holder a certificate or the certificates representing shares of Common Stock in the form required pursuant to this Article beyond the Delivery Date, then, the Holder will have the right to rescind such conversion at any time before such shares are transmitted. The foregoing shall not constitute a waiver of any other remedy of Holder.

2.4 Conversion Calculation. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and accrued interest to be converted by the then applicable Conversion Price.

2.5 Adjustment to Conversion Price. The Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(a) If the Borrower, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other

equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares (including the reverse split to occur upon commencement of the Conversion Period) or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Borrower, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2.5 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) If at any time while this Note is outstanding, (i) the Borrower effects any merger or consolidation of the Borrower with or into another Person, (ii) the Borrower effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Borrower or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each "Fundamental Transaction"), then, upon any subsequent Conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such Conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Borrower, if it is the surviving corporation, and any consideration (the "Alternate Consideration") receivable as a result of such transaction by a holder. For purposes of any such Conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Borrower shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any Conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Borrower or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c) All calculations under this Section 2.5 shall be made to the nearest cent or the nearest share, as the case may be. For purposes of this Section 2.5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

2.6 Reservation of Shares. At all times throughout the Conversion Period, Borrower shall have sufficient amount of authorized and unissued shares of Common Stock available in order to satisfy full conversion of the Notes. In case such amount of Common Stock is reasonably considered potentially insufficient, Borrower shall take all corporate action required to increase the number of authorized shares of Common Stock including, if required, holding a special meeting of stockholders. Management of Borrower shall recommend to stockholders to vote in favor of increasing the number of authorized shares of Common Stock and shall also vote all of its shares in favor of increasing the number of shares of Common Stock authorized. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

2.7 Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article III, the Borrower will pay no costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

2.8 Order of Payment. Any payment made by the Borrower to the Holder, on account of this Note shall be applied in the following order of priority: (i) first, to any amounts other than principal and accrued interest, if any, hereunder, (ii) second, to accrued interest, if any, through and including the date of payment, and (iv) then, to principal of the Note.

ARTICLE III EVENTS OF DEFAULT

The occurrence of any of the following events set forth in Sections 3.1 through 3.4, inclusive, shall be an "**Event of Default**":

3.1 Failure to Pay Principal, Interest or other Fees. Borrower fails to pay when due any installment of principal, interest on the Maturity Date.

3.2 Breach of Covenant. Borrower breaches any covenant or other term or condition of this Note or the Subscription Agreement in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof and notice by the Holder of the Note to the Borrower specifying the nature of the breach.

3.3 Breach of Representations and Warranties. Any representation or warranty of Borrower made herein, or the Subscription Agreement, shall be false or misleading in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof and such notice by the Holder of the Note specifying the nature of the breach.

3.4 Bankruptcy. The Borrower shall commence, or there shall be commenced against the Borrower a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or there is commenced against the Borrower any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors; or the Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any corporate or other action is taken by the Borrower or any Subsidiary thereof for the purpose of effecting any of the foregoing.

ARTICLE IV DEFAULT RELATED PROVISIONS

4.1 Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default (and expiration of the related cure period) described in Article IV and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company (which may include a notice beginning a curative period), declare all outstanding obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind (other than written notice to the Company), all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default in Section 4.1 or Section 4.4, immediately and without notice, all outstanding obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Subscription Agreement or the Convertible Note or otherwise permitted to it by law, either by suit in equity or by action at **law, or both.**

4.2 Cumulative Remedies. The remedies under this Note shall be cumulative.

ARTICLE V MISCELLANEOUS

5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

5.2 Notices. Any notice herein required or permitted to be given shall be in writing and provided in accordance with the terms of the Subscription Agreement.

5.3 Amendment Provision. The term " Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented by the Borrower and the holders of a Majority in Interest, then as so amended or supplemented, and any successor instrument as it may be amended or supplemented.

5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the securities laws.

5.5 Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrower from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law has been enacted.

5.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Note shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the state courts of the State of New York located in New York County and the United States District Court for the Southern District of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection

based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. The Borrower shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Note.

EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION, ACTION, OR PROCEEDING WITH RESPECT TO THIS NOTE AND ANY CLAIM, COUNTERCLAIM OR DEFENSE IN CONNECTION THEREWITH AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by Borrower to the Holder and thus refunded to the Borrower.

5.8 Replacement. If this Note shall be mutilated, lost, stolen or destroyed, the Borrower shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Borrower. The terms of indemnity will not require the Holder to secure an indemnity bond.

5.9 Assumption. As long as this Note remains issued and outstanding, the Borrower will not consummate any consolidation, merger, sale, transfer or other disposition of assets or shares, including any form of share exchange, unless prior to, or simultaneously with, the consummation thereof, the successor corporation resulting from such consolidation or merger (if other than the Borrower), or the corporation purchasing or otherwise acquiring the assets of the Borrower, agrees to assume the Borrower's continuing obligations hereunder.

IN WITNESS WHEREOF, Borrower has caused this Convertible Note to be signed in its name effective as of this Dec. 31, 2011.

Turbodyne Technologies Inc.
NOTICE OF CONVERSION
12% CONVERTIBLE NOTE DUE DECEMBER 31, 2014

(To be executed by the Holders in order to convert the Note or portion thereof)

The undersigned hereby irrevocably elects to convert $______________ of the principal amount of Note No._____ into shares of Common Stock, (the "Common Stock"), of Turbodyne Technologies, Inc., (the "Company") as of the date of conversion (which shall be the first date of receipt by the Company of this Notice of Conversion, whether by facsimile or otherwise). If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates or representation letters as reasonably requested by the Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

If the stock certificate is to be made out in another person's name, fill in the form below:

(Print or type other person's name, address and zip code)

(Insert assignee's U.S. social security or tax identification number, if any)

Conversion calculations:

Date of Conversion

Applicable Conversion Price $
Principal Amount Converted $

Accrued Interest $
Total number of shares

[Name of Holder]

By:____________________
Name:
Title: (if an entity)

Turbodyne Technologies Inc.,
12% CONVERTIBLE NOTE
DUE DECEMBER 31, 2014

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I, or we, assign and transfer this Note to

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(Print or type assignee's name, address and zip code)

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(Insert assignee's social security or tax identification number, if any)

and irrevocably appoint___________________, as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______

(Sign exactly as your name appears on the face of this Note)

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